UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number     811-21237

                           Unified Series Trust
(Exact name of registrant as specified in charter)

2960 N. Meridian Street, Suite 300
Indianapolis, IN                                             46208
(Address of principal executive offices)   (Zip code)

Robert W. Silva
Huntington Asset Services, Inc.
2960 N. Meridian St. Suite 300
Indianapolis, IN 46208
(Name and address of agent for service)

Registrant's telephone number, including area code: 317-917-7000

Date of fiscal year end:  06/30

Date of reporting period:  06/30/11

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

IMS Capital Value Fund IMS Strategic Income Fund IMS Dividend Growth Fund

Annual Report

June 30, 2011

Fund Advisor:

IMS Capital Management, Inc.
8995 S.E. Otty Road
Portland, OR  97086

Toll Free (800) 934-5550

IMS Capital Value Fund
Management’s Discussion and Analysis

Dear Shareholders,

For the twelve month period ended June 30, 2011, the IMS Capital Value Fund returned 34.83% (net of fees) outperforming the S&P 500 Index return of 30.68%.  This outperformance was attributable to stock selection and the diverse mix of securities held in terms of size.

Our biggest contributors to performance during the year were funeral product and service provider Service Corporation International (+57.84%) and maker of medical surgical products and hospital beds Hill-Rom Holdings (+51.30%). Other names in the portfolio that performed well during the year were document destruction provider Iron Mountain (+51.78%), paper products supplier Temple Inland (+29.93%), utility company Teco Energy (+25.35%) and title insurance provider First American Financial (+23.42%). Several of the Fund’s holdings have been involved in or been in discussions regarding mergers and acquisitions.  With the cost of capital (interest rates) low, we expect this type of activity to continue to be strong.

During the year, we saw that higher quality stocks – those with better balance sheets and higher returns on equity – outpaced their lower-quality peers. This has been a distinct change from the environment that existed over the market cycle in 2009 and 2010. We have continued to focus on high-quality companies selling at attractive valuations.

The recovery in earnings from the bottom in 2009 has been very strong. Indeed, U.S. corporate earnings are back to peak levels, and in some cases above prior-peak levels.  This is being largely ignored as several negative events have served to divert investor’s attention to temporary negative issues. For example, in the last year there has been conflict in Egypt and Libya, an earthquake and nuclear crisis in Japan, and finally demonstrations, riots and financial crisis in several European countries.  Many of these events have had little to no direct impact on the seasoned, undervalued, U.S. companies that we own in the Fund, yet in some cases, share prices have fallen significantly.   For this reason, we believe this provides an excellent buying opportunity and natural entry point for deploying some of the Fund’s cash holdings.

We continue to believe that owning undervalued companies with positive business momentum makes sense as a long-term investment strategy.  However, in this low cost of capital environment, we also like the upside potential that may come from the continued pattern of deep-pocketed, large cap companies making offers to buy undervalued smaller companies.  For example, in the last 12 months alone, we’ve had 12 of the 47 companies we own in the IMS Capital Value Fund either receive buyout offers or become involved in merger, acquisition or takeover discussions. All takeovers have occurred at significantly higher prices than our cost basis.  This is just one of the many reasons we choose to focus on historically undervalued, seasoned, mid-sized companies, in opportunistic industries that have positive business momentum.

Each of our twelve dedicated employees highly values your business and the trust you place with us.  We view our clients and shareholders as partners, since we invest right alongside you in the same strategies and funds.  Please let us know if there is anything we can do to better serve you.  In the meantime, we will continue to identify and capitalize on opportunities as they are presented by the markets.

Sincerely,

Carl W. Marker
Portfolio Manager
IMS Capital Value Fund

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*    Return figures reflect any change in price per share and assume the reinvestment of all distributions.
** The Fund has changed its benchmark to the S&P 500, a broad-based index that is widely used in fund performance comparisons and to represent the performance of stocks in general.  The Fund believes the S&P 500 is a more appropriate benchmark than a mid-cap index because the Fund’s holdings are diverse, flexible and tend to vary over time in terms of market capitalization.  The S&P 500® Index, S&P Mid-Cap 400® Index, and Russell Mid-Cap Value Index are unmanaged indices that assume reinvestment of all distributions and exclude the effect of taxes and fees. The indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in these indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The chart above assumes an initial investment of $10,000 made on June 30, 2001 and held through June 30, 2011. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

IMS Strategic Income Fund
Management’s Discussion and Analysis

Dear Shareholders,

For the fiscal year ended June 30, 2011, the IMS Strategic Income Fund returned 15.88% with dividends reinvested.  The Barclay’s (formerly Lehman) Aggregate Bond Index returned 3.90%.  The Barclay’s Index contains primarily investment grade bonds, such as U.S. Treasury, government-backed mortgage and corporate bonds.  The IMS Strategic Income Fund holds about 70% of its assets in various types of bonds.  As of June 30, 2011, approximately 32% of the Fund’s assets were held in U.S. high yield bonds and 19% were held in foreign high yield bonds.  The Fund outperformed the index due to its weightings in high yield bonds, both foreign and domestic, and equity securities, all of which did better than investment grade bonds during the period.  High yield bonds involve greater risk than investment grade bonds.  Please read the prospectus for more information.

The last 12 months can be summarized by continuing strong growth in emerging markets, strong energy and commodity prices, moderate but slowing growth in the U.S., and spreading concern about sovereign debt excesses in both Europe and the U.S.  In Europe, commercial bank holdings of government bonds from Greece, Portugal, Ireland (and in a worst case, Italy and Spain) have created concern for U.S. investors.  Earlier in the year, in Japan, the tsunami and nuclear plant failure interrupted production in many auto and hi-tech industries, and, combined with conflict in Libya and Egypt, sparked a temporary flight to safety.   The U.S. continued its slow recovery, with backlogs of unsold homes and unemployment levels still high, but starting to come down.

That “slow growth” turned out to be a very good environment, both for corporate bonds and stocks.  Slow growth is generally good for bond markets because corporate credit quality improves and there are fewer defaults, but the economy is still slow enough to allow interest rates to remain low.  Indeed for the period, Treasury bond yields ended near where they began.

These larger trends were visible in the IMS Strategic Income Fund’s performance.   A number of the Fund’s bonds were called (to our benefit) as the issuers could refinance cheaper with new bonds.  Also, several troubled bonds continued to pay down, and we sold both high yield and investment grade bonds in order to take profits and swap for higher yields.  We increased the weighting of international bonds, where we could still find attractive yields on good companies that were not over leveraged.  Also in the spring, fear selling in the taxable municipal bond market made some of the bonds very cheap relative to the underlying credit quality of the issuer.  We were able to buy several investment grade, California municipal bonds with 7-8% yields.    Over the year, we were generally reducing the Fund’s weighting in dividend paying common stocks, and reverse convertible bonds.

While there is always uncertainty on the future of different economies and markets, we see several positive trends in place for income investors:  Many governments are finally admitting that their budget or currency regimes are not sustainable and must be changed.  Corporate credit is generally improving.  Finally, there is a worldwide trend toward greater transparency in banks, hedge funds, and derivatives trades that should either reduce leverage or make it more transparent.

We at IMS continue to seek a balance among high current income, reasonable credit risks and enough diversity to reduce potential volatility.  We appreciate and thank you for your investment in the IMS Strategic Income Fund.

Sincerely,

Carl W. Marker
Portfolio Manager
IMS Strategic Income Fund

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*     Return figures reflect any change in price per share and assume the reinvestment of all distributions.
** The Fund has changed its benchmark to the Barclays Capital Aggregate Bond Index, a widely-used indicator of the bond market.  The index is market capitalization-weighted and is made up of U.S. and foreign bonds that are primarily investment grade.  The Fund believes the Barclays Capital Aggregate Bond Index is a more appropriate benchmark than the Merrill Lynch U.S. Corporate and High Yield Master Index because the Fund’s holdings are flexible and have tended to vary across multiple bond sectors, including, but not limited to, investment grade, high yield, foreign and reverse convertible bonds.  The Barclays Capital Aggregate Bond Index and Merrill Lynch U.S. Corporate and High Yield Master Index are widely recognized unmanaged indices of fixed income prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. Individuals cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The chart above assumes an initial investment of $10,000 made on November 5, 2002 (commencement of Fund operations) and held through June 30, 2011. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original

IMS Dividend Growth Fund
Management’s Discussion and Analysis

Dear Shareholders,

Most stock markets were up strongly over the past year, both domestic and abroad.  In a strong up market, conservative dividend-paying stocks tend to lag a little, as the more robust returns tend to come from the more speculative stocks that don’t pay dividends. The IMS Dividend Growth Fund returned 25.91% (net of fees) for the twelve months ended June 30, 2011 while the S&P 500 Index returned 30.68%.

The Fund invests in stocks of all sizes, both domestic and international, as long as they have a history of paying a dividend and raising their dividend.  As of June 30, 2011, 72% was invested in domestic stocks, 14% in international stocks, and 14% in cash.  Our top three sector weightings were technology 13.2%, basic materials 12.5%, and industrials 12%. According to Morningstar, all three sectors posted high double digit returns in the range of 34% to 46%.

Our standout performers were Central Vermont Public Service Corporation (CV), a utility company in Vermont which provided a +49% return as several larger utilities made buyout bids for the company.  CV eventually accepted a Canadian company’s bid for $35.25/share.  Advance America Cash, cash advance service provider, was up +37%, and Hickory Tech. Corp., a domestic telecommunications provider, was up +32%.

Companies that detracted from performance during the period were Life Partners Holdings Inc (LPHI), a leader in the life settlement business, PetMed Express (PETS), marketer of on-line prescription and non-prescription pet medications and Koninkligke Philips (PHG), a Netherlands-based lighting and electronic equipment maker.

We continue to focus on undervalued companies that are growing earnings, have low debt levels, and have a history of growing dividends. Dividend-paying stocks tend to shine during soft patches and flat periods in the market.  Therefore, high-quality, dividend–paying stocks tend to outperform non-dividend-paying stocks over full market cycles that include both a bull and a bear market.

As the benefits of owning dividend-paying stocks becomes more and more discovered by investors, we expect the demand to increase for the types of stocks we own. In any event, we continue to seek out undervalued opportunities in quality companies that can weather the inevitable storms effectively and continue to pay and grow their dividends.

Thank you for your investment in the IMS Dividend Growth Fund.  It is important to know that we invest as a firm, right alongside our shareholders, as the IMS Dividend Growth Fund is a significant position in our company retirement plan.  We appreciate the faith and trust you place with us.

Sincerely,

Carl W. Marker
Portfolio Manager
IMS Dividend Growth Fund

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*     Return figures reflect any change in price per share and assume the reinvestment of all distributions.
** The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The chart above assumes an initial investment of $10,000 made on November 5, 2002 (commencement of Fund operations) and held through June 30, 2011. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Fund Holdings – (Unaudited)

   1As a percent of net assets.

The Capital Value Fund invests primarily in the common stocks of mid-sized U.S. companies generally having a total market capitalization of $1 billion to $10 billion.

      1As a percent of net assets.

The investment objective of the IMS Strategic Income Fund is current income, and a secondary objective of capital appreciation. In pursuing its investment objectives, the Strategic Income Fund generally invests in corporate bonds, government bonds, dividend-paying common stocks, preferred and convertible preferred stocks, income trusts (including business trusts, oil royalty trusts and real estate investment trusts), money market instruments and cash equivalents. The Strategic Income Fund may also invest in structured products, such as reverse convertible notes, a type of structured note. Under normal circumstances, the Strategic Income Fund will invest at least 80% of its assets in dividend paying or other income producing securities.

Fund Holdings – (Unaudited) - continued

   1As a percent of net assets.

The Dividend Growth Fund invests primarily in a diversified portfolio of dividend–paying common stocks. The Dividend Growth Fund’s advisor, IMS Capital Management, Inc., employs a selection process designed to include small-, mid- and large-cap companies with dividend yields and dividend growth rates that exceed the average of the S&P 500® Index.

Availability of Portfolio Schedules – (Unaudited)

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available at the SEC’s website at www.sec.gov.  The Funds’ Forms N-Q may be reviewed and copied at the Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Funds’ Expenses – (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2011 through June 30, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees.  Therefore, the second line is only useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if these transactions costs were included, your costs would have been higher.

			Expenses Paid
IMS Funds	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2011 -
	January 1, 2011	June 30, 2011	June 30, 2011

Capital Value Fund

Actual	$1,000.00	$1,078.81	$9.62

Hypothetical**	$1,000.00	$1,015.54	$9.33

Strategic Income Fund

Actual	$1,000.00	$1,055.01	$10.16

Hypothetical**	$1,000.00	$1,014.90	$9.96

Dividend Growth Fund

Actual	$1,000.00	$1,034.22	$12.62

Hypothetical**	$1,000.00	$1,012.39	$12.48

* Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period). The annualized expense ratios for the Capital Value Fund, Strategic Income Fund, and the Dividend Growth Fund were 1.87%, 1.99%, and 2.50%, respectively.

** Assumes a 5% annual return before expenses.

IMS Capital Value Fund
Portfolio of Investments
June 30, 2011
Shares		Fair Value
Common Stocks — 93.53%
Consumer Discretionary — 11.72%
178,500	D.R. Horton, Inc.	$2,056,320
28,400	GameStop Corp., Class A (a)	757,428
76,400	Newell Rubbermaid, Inc.	1,205,592
28,900	Royal Caribbean Cruises Ltd. (a)	1,087,796
160,000	Service Corp. International	1,868,800
		6,975,936
Consumer Staples — 4.09%
125,300	Tyson Foods, Inc., Class A	2,433,326
Energy — 9.59%
51,900	Denbury Resources, Inc. (a)	1,038,000
30,000	Oceaneering International, Inc.	1,215,000
30,000	Rowan Cos., Inc. (a)	1,164,300
25,200	Sunoco, Inc.	1,051,092
27,000	Ultra Petroleum Corp. (a)	1,236,600
		5,704,992
Financials — 12.67%
76,800	E*TRADE Financial Corp. (a)	1,059,840
61,100	First American Financial Corp.	956,215
54,100	H & R Block, Inc.	867,764
102,000	Janus Capital Group, Inc.	962,880
140,000	KeyCorp	1,166,200
47,900	Lincoln National Corp.	1,364,671
38,100	Principal Financial Group, Inc.	1,159,002
		7,536,572
Health Care — 10.50%
20,100	Cooper Cos., Inc. / The	1,592,724
19,500	Hill-Rom Holdings, Inc.	897,780
40,200	Lincare Holdings, Inc.	1,176,654
52,400	Myriad Genetics, Inc. (a)	1,190,004
43,700	Omnicare, Inc.	1,393,593
		6,250,755
Industrials — 14.25%
21,600	AGCO Corp. (a)	1,066,176
37,500	Brink's Co. / The	1,118,625
24,300	FTI Consulting, Inc. (a)	921,942
21,900	Iron Mountain, Inc.	746,571
43,800	Jabil Circuit, Inc.	884,760
25,800	Ryder System, Inc.	1,466,730
32,800	Shaw Group, Inc. / The (a)	990,888
144,000	US Airways Group, Inc. (a)	1,283,040
		8,478,732
Information Technology — 14.38%
25,400	DST Systems, Inc.	1,341,120
39,000	Lexmark International, Inc.,	1,141,140
	Class A (a)
160,000	Micron Technology, Inc. (a)	1,196,800
39,500	Molex, Inc., Class A	848,460
23,200	Novellus Systems, Inc. (a)	838,448
58,600	NVIDIA Corp. (a)	933,791
36,200	Riverbed Technology, Inc. (a)	1,433,158
22,600	Xilinx, Inc.	824,222
		8,557,139
Materials — 10.72%
90,350	Alcoa, Inc.	1,432,951
24,000	Cytec Industries, Inc.	1,372,560
18,400	Schnitzer Steel Industries, Inc., Class A	1,059,840
39,600	Temple-Inland, Inc.	1,177,704
73,000	Titanium Metals Corp.	1,337,360
		6,380,415
Telecommunication Services — 1.77%
61,300	MetroPCS Communications, Inc. (a)	1,054,973
Utilities — 3.84%
30,100	Alliant Energy Corp.	1,223,866
56,200	TECO Energy, Inc.	1,061,618
		2,285,484
Total Common Stocks (Cost $50,956,566)		55,658,324
Money Market Securities — 10.70%
6,365,410	Federated Prime Obligations Fund,	6,365,410
	0.090% (b)
Total Money Market Securities (Cost $6,365,410)		6,365,410
Total Investments		62,023,734
(Cost $57,321,976) — 104.23%
Liabilities in Excess of Other Assets — (4.23)%		(2,514,512)
Net Assets — 100.00%		$59,509,222

(a)	Non-income producing.
(b)	Variable rate security; the rate shown represents the yield at June 30, 2011.

See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund
Portfolio of Investments
June 30, 2011
Shares		Fair Value
Common Stocks — 18.07%
Consumer Discretionary — 0.00%
459	Bally Total Fitness Holding Corp. (a)(g)(i)(j)	$0

Consumer Staples — 0.01%
14,706	Eurofresh Holding Co., Inc. (a)(g)(i)(j)	3,677

Energy — 5.05%
27,800	BreitBurn Energy Partners, L.P. (k)	540,988
7,900	Diamond Offshore Drilling, Inc.	556,239
24,800	Encore Energy Partners, L.P. (k)	528,736
11,100	Energy Transfer Partners, L.P. (k)	542,457
		2,168,420
Financials — 5.20%
52,200	Apollo Investment Corp.	532,962
48,700	Fifth Street Finance Corp.	564,920
57,300	Hercules Technology Growth Capital, Inc.	602,796
52,500	Prospect Capital Corp.	530,775
		2,231,453
Industrials — 0.97%
18,200	Pitney Bowes, Inc.	418,418
Materials — 1.29%
16,800	Southern Copper Corp.	552,216
Telecommunication Services — 4.13%
68,500	Frontier Communications Corp.	552,795
16,700	Verizon Communications, Inc.	621,741
46,100	Windstream Corp.	597,456
		1,771,992
Utilities — 1.42%
12,700	Progress Energy, Inc.	609,727

Total Common Stocks (Cost $8,363,178)		7,755,903
Real Estate Investment Trusts — 5.03%
35,500	Annaly Capital Management, Inc.	640,420
93,400	Chimera Investment Corp.	323,164
75,000	MFA Financial, Inc.	603,000
46,500	Whitestone REIT, Series B	591,480

Total Real Estate Investment Trusts		2,158,064
(Cost $2,246,990)
Preferred Stocks — 5.13%
43,140	EOS Preferred Corp., 8.500%	914,568
147	Eurofresh Holding Co., Inc.,	117,600
	Series A, 10.000% (a)(e)(g)(i)(j)
49,250	GMX Resources, Inc., Series B,	1,167,717
Total Preferred Stocks (Cost $4,478,249)		2,199,885
Warrants — 0.00%
1,106	Bally Total Fitness Holding Corp. (a)(e)(g)(i)(j)	0
Total Warrants (Cost $0)		0

Principal Amount		Fair Value
Corporate Bonds — 41.36%
850,000	AGY Holding Corp.,	820,250
	11.000%, 11/15/14
1,000,000	Alcatel-Lucent USA, Inc.,	905,000
	6.450%, 3/15/29
1,090,093	American Airlines Pass Through Trust 1991, Series 91C2,	1,068,291
	9.730%, 9/29/14, (b)(g)
575,000	American Casino & Entertainment Properties LLC,	603,750
	11.000%, 6/15/14
1,200,000	American International Group, Inc.	1,197,000
	9.099%, 2/28/28 (d)
1,200,000	Bridgemill Finance LLC,	720,000
	8.000%, 7/15/17 (e)(g)
1,300,000	Chukchansi Economic Development Authority, 8.000%, 11/15/13 (e)	1,066,000
1,000,000	CKE Restaurants, Inc.,	1,097,500
	11.375%, 7/15/18
1,000,000	Clearwire Communications LLC,	1,072,500
	12.000%, 12/1/15 (e)
600,000	Edison Mission Energy,	543,000
	7.750%, 6/15/16
1,000,000	Edison Mission Energy,	815,000
	7.000%, 5/15/17
460,000	Farmers Insurance Exchange,	553,814
	8.625%, 5/1/24 (e)
910,000	Forster Drilling Corp.,	655,200
	10.000%, 1/15/13 (a)(c)(e)(g)(j)
600,000	Morgan Stanley,	588,000
	11.000%, 3/25/31 (d)
2,000,000	North Atlantic Trading Co.,	1,975,000
	10.000%, 3/1/12 (e)
1,530,000	O&G Leasing LLC,	1,101,600
	10.500%, 9/15/13 (a)(c)(e)(g)
252,000	Plaza of Orlando Condo Association, Inc., 5.500%, 5/15/31 (e)(g)	134,087
800,000	Reddy Ice Corp.,	822,000
	11.250%, 3/15/15
1,000,000	Rotech Healthcare, Inc.,	970,000
	10.500%, 3/15/18 (e)
1,000,000	SLM Corp., 6.000%, 5/10/12	1,046,009
Total Corporate Bonds (Cost $18,788,071)		17,754,001
Reverse Convertible Bonds — 1.40%
600,000	JPMorgan Chase & Co., 12.000%, 8/31/11	601,080
Total Reverse Convertible Bonds (Cost $600,000)		601,080
U.S. Municipal — 4.01%
800,000	Glendale Redevelopment Agency,	810,448
	8.350%, 12/1/24
595,000	Oakland Redevelopment Agency,	608,721
	7.500%, 9/1/19
100,000	San Francisco City & County Redevelopment Agency,	100,882
	8.125%, 8/1/26
200,000	San Francisco City & County Redevelopment Agency,	201,906
	8.375%, 8/1/26
Total U.S. Municipal (Cost $1,645,447)		1,721,957

See accompanying notes which are an integral part of these financial statements.

Foreign Bonds — 22.58%
800,000	Barclays Bank PLC,	760,000
	10.500%, 2/3/26 (d)
1,055,000	BSP FINANCE BV,	1,048,353
	10.750%, 11/1/11
800,000	Ceagro Agricola Ltd,	806,000
	10.750%, 5/16/16 (e)
600,000	China Lumena New Materials Corp.,	590,250
	12.000%, 10/27/14 (e)
1,000,000	Credit Agricole SA, 8.375%, call date 10/13/19 (d)(e)(h)	1,050,000
600,000	Grupo Posadas SAB de CV,	591,000
	9.250%, 1/15/15 (e)
790,000	Maxcom Telecomunicaciones SAB de CV, Series B,	659,650
	11.000%, 12/15/14
700,000	Newland International Properties Corp., 9.500%, 11/15/14 (e)	637,490
1,300,000	Petroleos de Venezuela SA,	1,010,750
	4.900%, 10/28/14
1,000,000	Provincia de Buenos Aires,	837,500
	9.625%, 4/18/28 (e)
500,000	Rabobank Netherland,	639,853
	11.000%, call date 6/30/19 (d)(e)(h)
1,100,000	UPM-Kymmene Corp.,	1,062,875
	7.450%, 11/26/27 (e)
Total Foreign Bonds (Cost $9,490,458)		9,693,721
Certificates of Deposit — 0.05%
250,000	Summit Securities CD,	9,325
	8.500%, 11/29/07 (a)(f)(g)
300,000	Summit Securities CD,	11,190
	8.500%, 12/26/07 (a)(f)(g)
Total Certificates of Deposit (Cost $395,986)		20,515
Shares		Fair Value
Money Market Securities — 1.17%
502,537	Federated Prime Obligations Fund	502,537
Total Money Market Securities (Cost $502,537)		502,537
Total Investments		42,407,663
(Cost $46,510,916) — 98.80%
Other Assets in Excess of Liabilities — 1.20%		515,898
Net Assets — 100.00%		$42,923,561

(a) Non-income producing.
(b) Asset-backed security.
(c) Issue is in default.
(d) Variable rate security; the rate shown represents the yield at June 30, 2011.
(e) Security exempted from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(f) As of June 30, 2011, company has filed bankruptcy. All interest and principal payments have been halted.
(g) This security is currently valued by the Advisor using significant unobservable inputs according to fair value procedures approved by the Trust.
(h) Perpetual Bond - the bond has no maturity date.
(i) Security received as part of a bankruptcy. Security is currently unregistered and restricted from sale.
(j) Security is illiquid at June 30, 2011, at which time the aggregate value of illiquid securities is $776,477 or 1.81% of net assets.
(k)Master Limited Partnership.

See accompanying notes which are an integral part of these financial statements.

IMS Dividend Growth Fund
Portfolio of Investments
June 30, 2011
Shares		Fair Value
Common Stocks — 86.66%
Consumer Discretionary — 6.25%
7,350	American Greetings Corp., Class A	$176,694
11,900	Collectors Universe, Inc.	176,239
8,400	Superior Industries International, Inc.	185,724
		538,657
Consumer Staples — 4.24%
2,100	British American Tobacco PLC (a)	184,800
2,700	Philip Morris International, Inc.	180,279
		365,079
Energy — 10.06%
2,550	ConocoPhillips	191,734
5,000	Pioneer Southwest Energy Partners, L.P. (b)	140,450
5,600	Spectra Energy Partners, L.P. (b)	178,192
3,057	Total SA (a)	176,817
4,000	YPF Sociedad Anonima (a)	180,200
		867,393
Financials — 11.05%
31,700	Advance America Cash Advance Centers, Inc.	218,413
3,300	Bancolombia S.A. (a)	220,209
6,417	Federated Investors, Inc., Class B	152,981
12,300	Fidelity National Financial, Inc., Class A	193,602
6,250	First Niagara Financial Group, Inc.	82,500
5,692	New York Community Bancorp, Inc.	85,323
		953,028
Health Care — 6.84%
29,700	Advocat, Inc.	203,742
6,500	Bristol-Myers Squibb Co.	188,240
4,000	National Healthcare Corp.	198,280
		590,262
Industrials — 9.91%
12,800	Fly Leasing Ltd. (a)	169,344
11,300	Healthcare Services Group, Inc.	183,625
5,300	Intersections, Inc.	96,460
5,850	Koninklijke Philips Electronics N.V., (c)	150,228
4,050	R.R. Donnelley & Sons Co.	79,421
10,250	US Ecology, Inc.	175,275
		854,353
Information Technology — 13.23%
4,150	Analog Devices, Inc.	162,431
11,400	Ituran Location and Control Ltd.	160,626
4,000	KLA-Tencor Corp.	161,920
5,387	Linear Technology Corp.	177,879
6,700	Maxim Integrated Products, Inc.	171,252
4,900	Microchip Technology, Inc.	185,759
8,900	Wayside Technology Group, Inc.	120,684
		1,140,551
Materials — 12.58%
4,700	Arch Chemicals, Inc.	161,868
1,900	PPG Industries, Inc.	172,501
4,500	Quaker Chemical Corp.	193,545
7,595	RPM International, Inc.	174,837
4,900	Southern Copper Corp.	161,063
1,600	Terra Nitrogen Co., L.P. (b)	220,016
		1,083,830
Telecommunication Services — 10.44%
3,800	China Mobile Ltd. (a)	177,764
17,750	HickoryTech Corp.	210,870
4,600	Rogers Communications, Inc., Class B	181,792
23,773	Telecom Corp of New Zealand Ltd. (a)	240,107
3,362	Vodafone Group Plc (a)	89,833
		900,366
Utilities — 2.06%
2,600	Entergy Corp.	177,527
Total Common Stocks (Cost $7,057,099)		7,471,046
Money Market Securities — 13.59%
1,171,892	Federated Prime Obligations Fund,	1,171,892
	0.090% (d)

Total Money Market Securities (Cost $1,171,892)		1,171,892
Total Investments		8,642,938
(Cost $8,228,991) — 100.25%
Liabilities in Excess of Other Assets — (0.25)%		(21,354)
Net Assets — 100.00%		$8,621,584

(a)	American Depositary Receipt
(b)	Master Limited Partnership
(c)	New York Registry
(d)	Variable rate security; the rate shown represents the yield at June 30, 2011.

See accompanying notes which are an integral part of these financial statements.

IMS Family of Funds

Statements of Assets and Liabilities
June 30, 2011

	IMS Capital	IMS Strategic	IMS Dividend
	Value Fund	Income Fund	Growth Fund

Assets
Investments in securities:
At cost	$ 57,321,976	$ 46,510,916	$ 8,228,991
At value	$ 62,023,734	$ 42,407,663	$ 8,642,938

Dividends receivable	25,156	82,513	16,852
Receivable for Fund shares purchased	1,192	7,225	-
Prepaid expenses	10,567	8,197	5,917
Interest receivable	705	528,022	67
Reclaims receivable	-	1,403	482
Total assets	62,061,354	43,035,023	8,666,256

Liabilities
Payable for investments purchased	2,395,521	-	-
Payable to Advisor (a)	58,094	43,830	8,883
Accrued expenses	51,550	32,423	18,377
Payable to administrator	20,470	28,716	15,942
Payable for Fund shares redeemed	14,512	-	-
Payable to trustees and officers	10,598	1,938	784
Payable to custodian	1,387	4,555	686
Total liabilities	2,552,132	111,462	44,672

Net Assets	$ 59,509,222	$ 42,923,561	$ 8,621,584

Net Assets consist of:
Paid in capital	$ 64,726,380	$ 83,680,466	$ 11,684,706
Accumulated undistributed net investment income (loss)	-	36,615	14,505
Accumulated net realized gain (loss) on investments	(9,918,916)	(36,690,267)	(3,491,574)
Net unrealized appreciation (depreciation) on:
Investment securities	4,701,758	(4,103,340)	413,947
Foreign currency	-	87	-

Net Assets	$ 59,509,222	$ 42,923,561	$ 8,621,584

Shares outstanding	3,477,586	6,229,870	875,317
(unlimited number of shares authorized, no par value)

Net asset value and offering
price per share	$ 17.11	$ 6.89	$ 9.85

Redemption price per share (b)	$ 17.02	$ 6.86	$ 9.80

(a) See Note 4 in the Notes to the Financial Statements.
(b) The redemption price per share reflects a redemption fee of 0.50% on shares redeemed within 90 days of purchase.

See accompanying notes which are an integral part of these financial statements.

IMS Family of Funds

Statements of Operations
For the Fiscal Year Ended June 30, 2011

	IMS Capital	IMS Strategic	IMS Dividend
	Value Fund	Income Fund	Growth Fund

Investment Income
Dividend income (net of foreign withholding tax of $52,	$692,952	$2,129,691	$397,590
$20,710 and $5,668, respectively)
Interest income	2,059	2,572,742	288
Total Income	695,011	4,702,433	397,878

Expenses
Investment Advisor fees (a)	735,712	537,301	121,076
Administration expenses	189,923	139,953	33,928
Sub-TA expenses	50,466	33,461	29,793
Legal expenses	41,655	20,426	16,184
Registration expenses	21,178	22,577	9,654
Trustee expenses	17,752	9,561	7,316
Printing expenses	15,323	8,718	1,322
Audit expenses	13,799	19,284	15,300
CCO expenses	11,061	8,269	5,929
Custodian expenses	10,669	22,670	4,308
Insurance expenses	6,895	3,597	2,371
Other expenses (overdraft fees)	5,851	4,962	2,808
Miscellaneous expenses	4,874	3,488	2,822
Pricing expenses	2,577	7,007	2,770
24f-2 expenses	-	203	-
Net expenses	1,127,735	841,477	255,581
Net Investment Income (Loss)	(432,724)	3,860,956	142,297

Realized & Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investment securities	13,960,421	(2,473,336)	1,199,391
Change in unrealized appreciation (depreciation)
on investment securities and foreign currency	4,548,526	4,895,162	923,943
Net realized and unrealized gain (loss)
on investment securities	18,508,947	2,421,826	2,123,334
Net Increase (Decrease) in Net Assets Resulting
from Operations	$18,076,223	$6,282,782	$2,265,631

(a) See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund

Statement of Cash Flows
For the Fiscal Year Ended June 30, 2011

Increase/(Decrease) in Cash
Cash flows from operating activities:
Net increase in net assets resulting from operations	$6,282,782

Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Return of capital distributions received from underlying investments	93,430
Accretion of discount/Amortization of premium, net	(59,206)
Purchase of investment securities	(157,156,998)
Proceeds from disposition of long term securities	156,243,129
Sales of short term securities, net	2,674,659
Decrease in dividends and interest receivable	42,200
Decrease in prepaid expenses	821
Increase in reclaim receivable	(1,403)
Increase in payable to advisor	356
Increase in accrued expenses and expenses payable	23,132
Net realized loss on investment securities	2,473,336
Change in unrealized appreciation (depreciation) on investments	(4,895,162)
Net cash provided by operating activities	5,721,076

Cash flows from financing activities:
Proceeds from shares purchased	7,725,474
Amount paid for shares redeemed	(13,054,630)
Cash distributions paid	(391,920)
Net cash used in financing activities	(5,721,076)

Net change in cash	$-

Cash balance at June 30, 2010	$-
Cash balance at June 30, 2011	$-

*Non cash financing activities not included herein consist of reinvestment of dividends of $3,398,961 and subscriptions receivable of $7,225.

See accompanying notes which are an integral part of these financial statements.

IMS Capital Value Fund

Statements of Changes in Net Assets

	Year ended	Year ended
	June 30, 2011	June 30, 2010
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$(432,724)	$(231,416)
Net realized gain (loss) on investment securities	13,960,421	(958,827)
Change in unrealized appreciation on investment securities	4,548,526	12,994,095
Net increase in net assets resulting from operations	18,076,223	11,803,852

Distributions
From net investment income	-	(286,472)
Total distributions	-	(286,472)

Capital Share Transactions
Proceeds from shares purchased	2,989,231	4,523,653
Reinvestment of distributions	-	283,163
Amount paid for shares redeemed	(19,088,713)	(32,869,070)
Proceeds from redemption fees	470	694
Net increase (decrease) in net assets resulting
from share transactions	(16,099,012)	(28,061,560)
Total Increase (Decrease) in Net Assets	1,977,211	(16,544,180)

Net Assets
Beginning of year	57,532,011	74,076,191

End of year	$59,509,222	$57,532,011

Accumulated undistributed net investment income
included in net assets at end of period	$-	$-

Capital Share Transactions
Shares purchased	188,004	345,333
Shares issued in reinvestment of distributions	-	20,639
Shares redeemed	(1,245,040)	(2,447,908)

Net increase (decrease) in capital shares	(1,057,036)	(2,081,936)

See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund

Statements of Changes in Net Assets

	Year ended	Year ended
	June 30, 2011	June 30, 2010
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$3,860,956	$3,732,431
Net realized gain (loss) on investment securities	(2,473,336)	(1,647,606)
Change in unrealized appreciation (depreciation)
on investment securities and foreign currency	4,895,162	8,883,251
Net increase in net assets resulting from operations	6,282,782	10,968,076

Distributions
From net investment income	(3,601,569)	(3,543,179)
Return of capital	(189,312)	(124,870)
Total distributions	(3,790,881)	(3,668,049)

Capital Share Transactions
Proceeds from shares purchased	7,732,449	14,007,407
Reinvestment of distributions	3,398,961	3,317,516
Amount paid for shares redeemed	(13,053,887)	(16,162,284)
Proceeds from redemption fees	3,257	11,710
Net increase (decrease) in net assets resulting
from share transactions	(1,919,220)	1,174,349
Total Increase (Decrease) in Net Assets	572,681	8,474,376

Net Assets
Beginning of year	42,350,880	33,876,504

End of year	$42,923,561	$42,350,880

Accumulated undistributed net investment income
included in net assets at end of period	$36,615	$-

Capital Share Transactions
Shares purchased	1,130,132	2,131,843
Shares issued in reinvestment of distributions	498,876	515,535
Shares redeemed	(1,913,895)	(2,481,543)

Net increase (decrease) in capital shares	(284,887)	165,835

See accompanying notes which are an integral part of these financial statements.

IMS Dividend Growth Fund

Statements of Changes in Net Assets

	Year ended	Year ended
	June 30, 2011	June 30, 2010
Increase in Net Assets due to:
Operations
Net investment income	$142,297	$132,058
Net realized gain (loss) on investment securities	1,199,391	(651,792)
Change in unrealized appreciation (depreciation) on
investment securities	923,943	1,352,731
Net increase in net assets resulting from operations	2,265,631	832,997

Distributions
From net investment income	(125,874)	(130,741)
Total distributions	(125,874)	(130,741)

Capital Share Transactions
Proceeds from shares purchased	1,607,712	6,296,764
Reinvestment of distributions	125,778	130,657
Amount paid for shares redeemed	(5,474,840)	(7,270,700)
Proceeds from redemption fees	471	1,617
Net increase (decrease) in net assets resulting
from share transactions	(3,740,879)	(841,662)
Total Increase (Decrease) in Net Assets	(1,601,122)	(139,406)

Net Assets
Beginning of year	10,222,706	10,362,112

End of year	$8,621,584	$10,222,706

Accumulated undistributed net investment income
included in net assets at end of period	$14,505	$1,317

Capital Share Transactions
Shares purchased	172,032	746,334
Shares issued in reinvestment of distributions	13,727	15,254
Shares redeemed	(599,376)	(876,148)

Net increase (decrease) in capital shares	(413,617)	(114,560)

See accompanying notes which are an integral part of these financial statements.

IMS Capital Value Fund

Financial Highlights
For a Fund share outstanding throughout each period

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2011	June 30, 2010	June 30, 2009	June 30, 2008		June 30, 2007

Selected Per Share Data
Net asset value, beginning of period	$ 12.69	$ 11.20	$ 18.26	$ 22.83		$ 19.73

Income from investment operations
Net investment income (loss)	(0.12)	(0.04)	0.04	(0.02)		(0.02)
Net realized and unrealized gain (loss)
on investments	4.54	1.58	(5.46)	(3.62)		3.79
Total from investment operations	4.42	1.54	(5.42)	(3.64)		3.77

Less Distributions to shareholders:
From net investment income	-	(0.05)	-	-		-
From net realized gain	-	-	(1.64)	(0.93)		(0.67)
Total distributions	-	(0.05)	(1.64)	(0.93)		(0.67)

Paid in capital from redemption fees (a)	-	-	-	-		-

Net asset value, end of period	$ 17.11	$ 12.69	$ 11.20	$ 18.26		$ 22.83

Total Return (b)	34.83%	13.72%	-29.20%	-16.18%		19.53%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 59,509	$ 57,532	$ 74,076	$ 134,805		$ 193,243
Ratio of expenses to average net assets	1.85%	1.78%	1.67%	1.51%	(c)	1.48%
Ratio of expenses to average net assets
before waiver & reimbursement	1.85%	1.78%	1.67%	1.51%		1.52%
Ratio of net investment income (loss) to
average net assets	(0.71)%	(0.31)%	0.32%	(0.11)%	(c)	(0.07)%
Ratio of net investment income (loss) to
average net assets before waiver &
reimbursement	(0.71)%	(0.31)%	0.32%	(0.11)%		(0.11)%
Portfolio turnover rate	126.11%	14.75%	16.04%	45.94%		12.45%

(a) Redemption fees resulted in less than $0.005 per share.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c) On August 31, 2007, the expense limitation agreement between the Fund and the Advisor expired.
Effective September 1, 2007 the Fund no longer had an expense limitation agreement.

See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund

Financial Highlights
For a Fund share outstanding throughout each period

	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2007

Selected Per Share Data
Net asset value, beginning of period	$ 6.50	$ 5.34	$ 8.88	$ 11.44	$ 10.63

Income from investment operations
Net investment income (loss)	0.62	0.56	0.67	0.88	0.80
Net realized and unrealized gain (loss)
on investments	0.38	1.17	(3.51)	(2.32)	0.83
Total from investment operations	1.00	1.73	(2.84)	(1.44)	1.63

Less Distributions to shareholders:
From net investment income	(0.58)	(0.56)	(0.69)	(0.89)	(0.77)
From net realized gain	-	-	-	(0.23)	(0.05)
Tax return of capital	(0.03)	(0.01)	(0.01)	-	-
Total distributions	(0.61)	(0.57)	(0.70)	(1.12)	(0.82)

Paid in capital from redemption fees (a)	-	-	-	-	-

Net asset value, end of period	$ 6.89	$ 6.50	$ 5.34	$ 8.88	$ 11.44

Total Return (b)	15.88%	32.97%	-32.44%	-13.33%	15.78%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 42,924	$ 42,351	$ 33,877	$ 81,981	$ 106,151
Ratio of expenses to average net assets	1.97%	2.01%	1.77%	1.59%	1.59%
Ratio of expenses to average net assets
before waiver & reimbursement	1.97%	2.01%	1.83%	1.59%	1.59%
Ratio of net investment income to
average net assets	9.05%	8.98%	10.58%	8.76%	7.20%
Ratio of net investment income to
average net assets before waiver &
reimbursement	9.05%	8.98%	10.52%	8.76%	7.20%
Portfolio turnover rate	400.03%	467.90%	91.23%	53.00%	135.38%

(a) Redemption fees resulted in less than $0.005 per share in each period.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of these financial statements.

IMS Dividend Growth Fund

Financial Highlights
For a Fund share outstanding throughout each period

	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009		Year Ended June 30, 2008	Year Ended June 30, 2007

Selected Per Share Data
Net asset value, beginning of period	$ 7.93	$ 7.38	$ 11.29		$ 14.33	$ 12.67

Income from investment operations
Net investment income (loss)	0.15	0.10	0.08		0.25	0.24
Net realized and unrealized gain (loss)
on investments	1.90	0.55	(3.11)		(1.98)	1.76
Total from investment operations	2.05	0.65	(3.03)		(1.73)	2.00

Less Distributions to shareholders:
From net investment income	(0.13)	(0.10)	(0.20)		(0.23)	(0.14)
From net realized gain	-	-	(0.68)		(1.08)	(0.20)
Tax return of capital	-	-	-	(a)	-	-
Total distributions	(0.13)	(0.10)	(0.88)		(1.31)	(0.34)

Paid in capital from redemption fees (b)	-	-	-		-	-

Net asset value, end of period	$ 9.85	$ 7.93	$ 7.38		$ 11.29	$ 14.33

Total Return (c)	25.91%	8.71%	-26.27%		-12.84%	16.00%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 8,622	$ 10,223	$ 10,362		$ 18,123	$ 20,153
Ratio of expenses to average net assets	2.66%	2.59%	2.28%		1.89%	1.92%
Ratio of expenses to average net assets
before waiver & reimbursement	2.66%	2.59%	2.28%		1.89%	1.92%
Ratio of net investment income to
average net assets	1.48%	1.21%	0.65%		2.08%	1.75%
Ratio of net investment income to
average net assets before waiver &
reimbursement	1.48%	1.21%	0.65%		2.08%	1.75%
Portfolio turnover rate	161.85%	129.66%	45.66%		59.66%	54.62%

(a) Distributions amounted to less than $0.005 per share.
(b) Redemption fees resulted in less than $0.005 per share in each period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of these financial statements.

IMS Family of Funds
Notes to the Financial Statements
June 30, 2011

NOTE 1.  ORGANIZATION

IMS Capital Value Fund (the “Value Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on June 6, 2004. The IMS Strategic Income Fund (the “Income Fund”) was organized as a non-diversified series of the Trust on June 6, 2004. The IMS Dividend Growth Fund (the “Dividend Growth Fund”) was organized as a non-diversified series of the Trust on June 6, 2004.  Effective September 1, 2009, the Dividend Growth Fund adopted a diversification policy.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series.  The Value Fund was organized on July 25, 1996 and commenced operations on August 5, 1996.  The Income Fund and the Dividend Growth Fund were organized on September 30, 2002 and commenced operations on November 5, 2002. The Dividend Growth Fund changed its name from the IMS Strategic Allocation Fund effective September 1, 2009. The investment objective of the Value Fund is to provide long-term growth from capital appreciation, dividends and interest.  The investment objective of the Income Fund is to provide current income and secondarily, capital appreciation. The investment objective of the Dividend Growth Fund is to provide long-term growth from capital appreciation and dividends. The investment advisor of each Fund is IMS Capital Management, Inc. (the “Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency – Investment securities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reverse Convertible Notes - The Funds may invest in reverse convertible notes, which are short-term notes (i.e., with maturities of one year or less) that are linked to individual equity securities.  These notes make regular interest payments by the issuer, but also have a put option attached, giving the issuer the right to exercise that option only if the price of the related security drops below a stated price.

Federal Income Taxes - The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

IMS Family of Funds
Notes to the Financial Statements
June 30, 2011

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

As of and during the fiscal year ended June 30, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year ended June 30, 2011, the Funds did not incur any interest or penalties.  The Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2007.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income - Each Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITS) and distributions from limited partnerships is recognized on the ex-date and included in dividend income. The calendar year end classification of distributions received from REITS during the fiscal year are reported subsequent to year end; accordingly, the Funds estimate the character of REIT distributions based on the most recent information available.  Income or loss from limited partnerships is reclassified in the components of net assets upon receipt of K-1’s.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. For bonds that miss a scheduled interest payment, after the grace period, all interest accrued on the bond is written off and no additional interest will be accrued. However, for illiquid or bonds valued by the Advisor, if the Advisor’s research indicates a high recovery rate in restructuring, and the Fund expects to hold the bond until the issue is restructured, past due interest may not be written off in its entirety. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions - The Income Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a monthly basis. The Value Fund and Dividend Growth Fund intend to distribute substantially all of their net investment income as dividends to their shareholders on at least an annual basis. Each Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

IMS Family of Funds
Notes to the Financial Statements
June 30, 2011

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

For the year ended June 30, 2011, the Funds made the following reclassifications to increase/(decrease) the components of net assets:

		Accumulated Undistributed	Accumulated Net Realized
	Paid in Capital	Net Investment Income	Gain (Loss) on Investments
Value Fund	$(432,724)	$432,724	$-

Income Fund	(367,860)	(33,460)	401,320

Dividend Growth Fund	(1,400)	(3,235)	4,635

NOTE 3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. U.S. Generally Accepted Accounting Principles (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

IMS Family of Funds
Notes to the Financial Statements
June 30, 2011

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Equity securities, including common stock, real estate investment trusts, warrants, and preferred securities, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.  When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by a Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when certain restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities. The Advisor has used inputs such as the financial condition of underlying issuers, anticipated restructuring settlements, and expected liquidation proceeds in determining the fair value of such Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities such as corporate bonds, municipal bonds, certificates of deposit, reverse convertible notes, and foreign bonds denominated in U.S. dollars, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

The Advisor has used inputs such as evaluated broker quotes in inactive markets, actual trade prices in inactive markets, present value of expected future cash flows, terms of expected bond restructurings, multiples of earnings, yields on similar securities, and expected liquidation proceeds, in determining the fair value of such Level 3 securities.

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

IMS Family of Funds
Notes to the Financial Statements
June 30, 2011

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Value Fund’s investments as of June 30, 2011:

	Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$55,658,324	$-	$-	$55,658,324

Money Market Securities	6,365,410	-	-	6,365,410

Total	$62,023,734	$-	$-	$62,023,734

*Refer to the Schedule of Investments for industry classifications.
The Fund did not hold any derivative instruments during the year ended June 30, 2011.

The Fund had no transfers between Level 1 and Level 2 at any time during the reporting period.  The Value Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

IMS Family of Funds
Notes to the Financial Statements
June 30, 2011

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Income Fund’s investments as of June 30, 2011:

	Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$7,752,226	$-	$3,677	$7,755,903

Real Estate Investment Trusts	2,158,064	-	-	2,158,064

Preferred Securities	2,082,285	-	117,600	2,199,885

Warrants**	-	-	-	-

Corporate Bonds	-	14,074,823	3,679,178	17,754,001

Reverse Convertible Bonds	-	601,080	-	601,080

U.S. Municipal Bonds	-	1,721,957	-	1,721,957

Foreign Bonds	-	9,693,721	-	9,693,721

Certificates of Deposit	-	-	20,515	20,515

Money Market Securities	502,537	-	-	502,537

Total	$12,495,112	$26,091,581	$3,820,970	$42,407,663

*Refer to the Schedule of Investments for industry classifications.
**The warrants held by the Fund are valued at $0, using Level 3 inputs, by the Advisor in conformity with guidelines adopted by and subject to review by the Board.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Income Fund:

	Balance as of June 30, 2010	Realized gain (loss)	Amortization	Change in unrealized appreciation (depreciation)	Sales	Transfers into Level 3*		Balance as of June 30, 2011
Common Stocks	$11,030	$-	$-	$(7,353)	$-	$-		$3,677
Preferred Securities	900,599	268,060	-	(248,817)	(802,242)	-		117,600
Corporate Bonds	1,809,761	(146,353)	(2,235)	406,886	(157,681)	1,768,800	(a)	3,679,178
Certificates of Deposit	142,780	-	-	(34,330)	(87,935)	-		20,515
Total	$2,864,170	$121,707	$(2,235)	$116,386	$(1,047,858)	$1,768,800		$3,820,970

*     The amount of transfers in are reflected at the securities’ fair value on the date of transfer.

(a)  Transfers into Level 3 represent Forster Drilling Corp. and O&G Leasing, LLC.  These securities are priced by a pricing service; however, the Advisor does not believe the price provided by the pricing service accurately reflects the current fair value of those securities.

IMS Family of Funds
Notes to the Financial Statements
June 30, 2011

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The total change in unrealized appreciation (depreciation) attributable to Level 3 investments still held at June 30, 2011 was $335,802 as shown below.

Total Change in Unrealized Appreciation (Depreciation)

Common Stocks	$(7,353)

Preferred Securities	(29,401)

Corporate Bonds	406,886

Certificates of Deposit	(34,330)

Total	$335,802

The Fund did not hold any derivative instruments during the year ended June 30, 2011. The Fund had no transfers between Level 1 and Level 2 at any time during the reporting period.

The following is a summary of the inputs used to value the Dividend Growth Fund’s investments as of
June 30, 2011:

	Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$7,471,046	$-	$-	$7,471,046

Money Market Securities	1,171,892	-	-	1,171,892

Total	$8,642,938	$-	$-	$8,642,938

*Refer to the Schedule of Investments for industry classifications.

The Fund did not hold any derivative instruments during the year ended June 30, 2011.

The Fund had no transfers between Level 1 and Level 2 at any time during the reporting period.  The Dividend Growth Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

IMS Family of Funds
Notes to the Financial Statements
June 30, 2011

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the respective management agreements (the “Agreements”), the Advisor manages each Fund’s investments subject to approval of the Board.  As compensation for its management services, the Funds are obligated to pay the Advisor a fee computed and accrued daily and paid monthly. Please see the chart below for information regarding the management fee rates, management fees earned during the fiscal year ended June 30, 2011, and the amounts due to the Advisor at June 30, 2011.

	Value Fund	Income Fund	Dividend Growth Fund

Management fee (as a percent of
average net assets)	1.21%	1.26%	1.26%

Management fees earned	$735,712	$537,301	$121,076

Payable to Advisor	$58,094	$43,830	$8,883

During the fiscal year ended June 30, 2011, the Value Fund had $7,384 of potential recoupment expire which related to fees previously waived under an expense limitation agreement.

Each Fund retains Huntington Asset Services, Inc. (“Huntington”) to manage the Fund’s business affairs and provide the Fund with fund accounting, transfer agency, and administrative services, including all regulatory reporting and necessary office equipment and personnel. Certain officers of the Trust are members of management and/or employees of Huntington. Huntington operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Huntington National Bank, the custodian of the Funds’ investments (the “Custodian”).   A Trustee of the Trust is a member of management of the Custodian.

Please see the chart below for information regarding the fees earned by Huntington and the Custodian during the fiscal year ended June 30, 2011 and the amounts due to Huntington and the Custodian at June 30, 2011.

	Value Fund	Income Fund	Dividend Growth Fund

Administration expenses	$189,923	$139,953	$33,928

Reimbursement
of Sub-TA expenses	$50,466	$33,461	$29,793

Custodian expenses	$10,669	$22,670	$4,308

Payable to Huntington	$20,740	$28,716	$15,942

Payable to Custodian	$1,387	$4,555	$686

Foreside Distribution Services, LP (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made to the Distributor by the Funds for the fiscal year ended June 30, 2011.

IMS Family of Funds
Notes to the Financial Statements
June 30, 2011

NOTE 5.  INVESTMENTS

For the fiscal year ended June 30, 2011, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

	Value	Income	Dividend Growth
	Fund	Fund	Fund
Purchases
U.S. Government Obligations	$-	$-	$-
Other	74,674,085	157,156,998	15,215,752
Sales
U.S. Government Obligations	$-	$-	$-
Other	94,706,791	156,243,129	20,094,800

As of June 30, 2011 the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	Value	Income	Dividend Growth
	Fund	Fund	Fund
Gross Appreciation	$6,518,285	$860,271	$636,559
Gross (Depreciation)	(1,816,527)	(6,104,610)	(232,205)

Net Appreciation (Depreciation)
on Investments	$4,701,758	$(5,244,339)	$404,354

Tax Cost	$57,321,976	$47,652,002	$8,238,584

NOTE 6.  ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7.   BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of June 30, 2011, National Financial Securities Corp. (“National Financial”) held, for the benefit of its customers, 34.99% of the Value Fund, 35.08% of the Income Fund, and 33.19% of the Dividend Growth Fund. As a result, National Financial may be deemed to control the Value and Income Funds.  As of June 30, 2011, TD Ameritrade, Inc. (“Ameritrade”) held, for the benefit of its customers, 45.09% of the Dividend Growth Fund.  As a result, Ameritrade may be deemed to control the Dividend Growth Fund.

IMS Family of Funds
Notes to the Financial Statements
June 30, 2011

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

Value Fund. For the year ended June 30, 2011, the Capital Value Fund did not pay a distribution.

The tax characterization of distributions for the fiscal years ended June 30, 2011 and 2010 was as follows:

Distributions paid from:	2011	2010
Ordinary Income	$-	$286,472
	$-	$286,472

Income Fund. For the fiscal year ended June 30, 2011, the Income Fund paid monthly distributions totaling $0.610 per share.

The tax characterization of distributions for fiscal years ended June 30, 2011 and 2010 was as follows:

Distributions paid from:	2011	2010
Ordinary Income	$3,601,569	$3,543,179
Return of Capital	189,312	124,870
	$3,790,881	$3,668,049

Dividend Growth Fund. For the fiscal year ended June 30, 2011, the Dividend Growth Fund paid quarterly income distributions totaling $0.125 per share.

The tax characterization of distributions for the fiscal years ended June 30, 2011 and 2010 was as follows:

Distributions paid from:	2011	2010
Ordinary Income	$125,874	$130,741
	$125,874	$130,741

As of June 30, 2011, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Value	Income	Dividend Growth
	Fund	Fund	Fund

Undistributed ordinary income	$-	$-	$6,761
Capital Loss Carryforward	(9,918,916)	(35,512,566)	(3,474,237)
Net unrealized appreciation (depreciation)	4,701,758	(5,244,339)	404,354
	$(5,217,158)	$(40,756,905)	$(3,063,122)

As of June 30, 2011, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales in the amount of $17,337 and other differences relating to the tax treatment of underlying securities for the Dividend Growth Fund and post-October losses in the amount of $1,186,863 and other differences relating to the tax treatment of underlying securities for the Income Fund.

IMS Family of Funds
Notes to the Financial Statements
June 30, 2011

NOTE 9. CAPITAL LOSS CARRYFORWARDS

At June 30, 2011, for federal income tax purposes, the Funds have capital loss carryforwards, in the following amounts:

			Dividend Growth
	Value Fund	Income Fund	Fund
Expires on June 30, 2016	$-	$1,678,970	$-
Expires on June 30, 2017	-	7,045,965	31,546
Expires on June 30, 2018	9,918,196	24,109,306	3,442,691
Expires on June 30, 2019	-	2,678,325	-
	9,918,196	35,512,566	3,474,237

Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

NOTE 10. RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by a fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Income Fund’s restricted securities are valued at the price provided by pricing service or dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund’s Advisor.  The Income Fund has acquired securities, the sale of which is restricted under Rule 144A of the Securities Act of 1933.  It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

At June 30, 2011, the aggregate value of such securities amounted to $14,584,446 and value amounts to 33.9% of the net assets of the Income Fund.

IMS Family of Funds
Notes to the Financial Statements
June 30, 2011

NOTE 10. RESTRICTED SECURITIES - continued

			Shares or
	Acquisition		Principal	Amortized
	Date		Amount	Cost	Value
Bally Total Fitness Holding Corp., warrants, expires 9/01/2014	1/26/2007	(a)	1,106	$-	$-
Bally Total Fitness Holding Corp. - common stock	4/7/2006		459	-	-
Bridgemill Finance, LLC, 8.000%, 7/15/2017	7/12/2007		$1,200,000	1,200,000	720,000
Ceagro Agricola Ltd., 10.750%, 5/16/2016	2/2/2011		$800,000	779,613	806,000
China Lumena New Materials Corp., 12.000%, 10/27/2014	4/12/2011		$600,000	628,338	590,250
Chukchanski Economic Development Authority, 8.000%, 11/15/2013	4/25/2011	(b)	$1,300,000	1,087,270	1,066,000
Clearwire Communications LLC, 12.000%, 12/01/2015	3/25/2010		$1,000,000	1,021,660	1,072,500
Credit Agricole SA, 8.375%, 10/13/2019	9/17/2010	(c)	$1,000,000	1,078,587	1,050,000
Eurofresh Holding Co., Inc., - preferred stock - Series A, 10.000%	7/20/2007	(d)	147	2,394,416	117,600
Eurofresh Holding Co., Inc. - common stock	7/20/2007	(d)	14,706	119,770	3,677
Farmers Insurance Exchange, 8.625%, 5/01/2024	4/22/2010		$460,000	504,548	553,814
Forster Drilling Corp., 10.000%, 1/15/2013	12/27/2007		$910,000	884,486	655,200
Grupo Posadas SAB de CV, 9.250%, 1/15/2015	5/17/2011		$600,000	594,331	591,000
Newland International Properties Corp., 9.500%, 11/15/2014	6/3/2011		$700,000	641,262	637,490
North Atlantic Trading Co., Inc., 10.000%, 3/01/2012	5/22/2007		$2,000,000	2,002,813	1,975,000
O&G Leasing, LLC, 10.500%, 9/15/2013	4/4/2007	(e)	$1,530,000	1,512,436	1,101,600
Plaza Orlando Condo Association, Inc., 5.500%, 5/15/2031	8/30/2006		$252,000	252,000	134,087
Provincia de Buenos Aires, 9.625%, 4/18/2028	11/12/2010		$1,000,000	864,009	837,500
Rabobank Netherland, 11.000%, 6/30/2019	11/6/2009		$500,000	601,415	639,853
Rotech Healthcare, Inc., 10.500%, 3/15/2018	3/23/2011	(f)	$1,000,000	1,011,824	970,000
UPM-KYMME Corp., 7.450%, 11/26/2027	3/24/2010		$1,100,000	918,676	1,062,875
				$18,097,454	$14,584,446

(a) Purchased on various dates beginning 1/26/2007.
(b) Purchased on various dates beginning 4/25/2011.
(c) Purchased on various dates beginning 9/17/2010.
(d) Purchased on various dates beginning 7/20/2007.
(e) Purchased on various dates beginning 4/04/2007.
(f) Purchased on various dates beginning 3/23/2011.

IMS Family of Funds
Notes to the Financial Statements
June 30, 2011

NOTE 11. REGULATED INVESTMENT COMPANY MODERNIZATION ACT OF 2010

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, some of the provisions, not including the changes to capital loss carryforwards, of the Act will be effective for the Funds’ fiscal year ending June 30, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Funds, if any, will be contained within the “Federal Taxes” section of these financial statement notes.

Cohen Fund Audit Services

Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Suite 1100
Westlake, OH 44145-1524

www.cohenfund.com

440.835.8500
440.835.1093 *fax*

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
IMS Family of Funds
(Unified Series Trust)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the IMS Family of Funds (the "Funds"), comprising the IMS Capital Value Fund, IMS Dividend Growth Fund, and IMS Strategic Income Fund, each a series of the Unified Series Trust, as of June 30, 2011, and the related statements of operations for the year then ended, the statement of cash flows for the IMS Strategic Income Fund for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2011 by correspondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the IMS Family of Funds, as of June 30, 2011, the results of their operations for the year then ended, the results of cash flows for the IMS Strategic Income Fund for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
August 29, 2011

Registered with the Public Company Accounting Oversight Board

SQif Service Quality Innovation and Fun

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 63) Independent Trustee, December 2002 to present
President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008;  Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005. Chairman of the Executive Board of Directors for the Constitution Education Foundation since November 2010.

Stephen A. Little (Age - 64) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005.
Daniel J. Condon (Age - 60) Independent Trustee, December 2002 to present
Chairman, SMI Crankshaft LLC since July 2010, President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004; Director, International Crankshaft, Inc. since January 2004; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005

Ronald C. Tritschler (Age - 59) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006
Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005.

Kenneth G.Y. Grant (Age – 61) Independent Trustee, May 2008 to present
Senior Vice President and Chief Officer for Corporate Development of Global Trust Company since 2008; of Advisors Charitable Gift Fund since May 2005; of Northeast Retirement Services, Inc., since February 2003; and of Savings Banks Employees Retirement Association since February 2003; Chair of the Investment Committee (since January 2011) and past Chair, Board of Directors of Massachusetts Council of Churches; Director, Lift Up Africa; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 55)*** Trustee, November 2007 to present
Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Brian L. Blomquist (Age - 52) Chief Executive Officer and President, March 2011 to present
President of Huntington Asset Services, Inc., the Trust’s administrator, since February 2010; Senior Vice President of Institutional Custody at Huntington National Bank, the Trust’s custodian, since July 2008, Director of Trust Operations at Huntington National Bank from March 2008 to February 2010; Board Member of King Park Area Development Corporation since February 2011; President of TCL Associates, Inc., a consulting firm specializing in bank acquisitions and integrations for several large financial institutions, from February 2000 to March 2008.

John C. Swhear (Age - 50) Senior Vice President, May 2007 to present
Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of the Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; President, Dreman Contrarian Fund, March 2010 to March 2011; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including:  Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007;  Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Robert W. Silva (Age - 44) Chief Financial Officer and Treasurer, June 2011 to present
Vice President of Fund Accounting, Financial and Tax Reporting for Huntington Asset Services, Inc., the Trust's Administrator, since September 2010; Senior Vice President of Citi Fund Services Ohio, Inc., from September 2007 to September 2010; Assistant Vice President, Citizens Advisers, Inc., from May 2002 to August 2007.

Lynn E. Wood (Age - 64) Chief Compliance Officer, October 2004 to present
Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005. Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of  CCMI Funds from October 2004 to March 2005; Chairman and Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor,  from September 2000 to December 2004; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from September 2000 to October 2004.

Tara Pierson (Age - 35) Secretary, May 2010 to present
Employed by Huntington Asset Services, Inc., the Trust’s administrator, since February 2000; Assistant Secretary of the Dividend Growth Trust from March 2006 to present; Assistant Secretary of the Trust from November 2008 to May 2010.

*    The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN  46208.
**  The Trust currently consists of  25 series.
*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor, as of June 30, 2011. The Board has reviewed and approved this arrangement.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 343-5902 to request a copy of the SAI or to make shareholder inquiries.

Management Agreement Renewals (Unaudited)

The Trustees considered whether to renew the Management Agreement between the Trust and IMS Capital Management, Inc. on behalf of the IMS Capital Value Fund (the “Value Fund”), the IMS Dividend Growth Fund (the “Dividend Growth Fund”), and the Strategic Income Fund (the “Income Fund”) (collectively, the “Funds”).  The Trustees recalled that the Advisory Contract Renewal Committee (as used in this section, the "Committee") had convened on May 10, 2011 via teleconference to consider the renewal of these management agreements and to conduct interviews of the adviser’s executive officers, portfolio managers and compliance personnel. The Trustees confirmed that the Committee had received and they had reviewed the following materials provided by the Funds’ adviser, the Administrator and the CCO prior to their meeting:  (i) executed copies of each Fund’s management agreement and any expense cap side letter, as applicable;  (ii) the Administrator’s letter to the Funds’ adviser requesting detailed information designed to assist the Trustees in their review pursuant to Section 15(c) of the Investment Company Act and the adviser’s response thereto; (iii) a memorandum from the Trust’s CCO summarizing the adviser’s compliance program, including its code of ethics and proxy voting policy; (iv) the adviser’s most current Form ADV Parts 1 and 2A and accompanying schedules; (v) current financial statements, tax returns and/or a separate profitability analysis provided by the adviser; (vi) performance reports provided by the Administrator describing each Fund’s returns for certain periods ended February 28, 2011, and comparisons to its benchmark(s) and peer group for the same periods; and (vii) the Administrator’s memorandum analyzing each Fund’s advisory fee and total expense ratio (after fee waivers and reimbursements) compared to those of its peer group.   The Trustees confirmed that after reviewing and discussing the 15(c) materials, the Committee had interviewed representatives of the Funds’ adviser, typically senior executives, portfolio managers and compliance personnel.  Mr. Hippenstiel noted that he and Mr. Little had led the Committee’s interview of the adviser and had asked the questions from the Committee’s standard 15(c) adviser checklist, including but not limited to a request for the adviser’s current market outlook, a description of any changes in the adviser’s investment strategy, personnel or operations, and an attribution analysis of the Funds’ performance compared to its benchmark(s) and peer group for the prior year.

The Committee members then reviewed with the full Board the factors they considered in unanimously determining to recommend that the Board approve the renewal of each management agreement.  After the review the Trustees confirmed that they had received and evaluated such information as they deemed necessary to make their decision.  They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by their independent legal counsel, and their own business judgment, to be relevant.  They noted that this included information that had been provided by the Trust’s CCO and the Administrator to the Board throughout the year at regular quarterly meetings, as well as information that was specifically furnished to the Committee in connection with its review of the management agreements.  The Trustees next reviewed the management agreement and considered the following factors prior to making their determinations:

(i)           The Nature, Extent and Quality of Services – The Board noted the adviser manages approximately $182 million in assets.  They reviewed the responses of the adviser as to the resources provided to the Funds, and considered the adequacy of such resources in light of the desired growth in the levels of each Fund’s assets, and whether the resources are sufficient to achieve performance goals, compliance and other needs.  The Board determined that the adviser’s resources appear adequate, and specifically noted the adviser provides an experienced portfolio manager for the Funds who has managed the Funds since inception.  The Trustees noted the adviser also provides the support of various administrative and professional staff, including an analyst, a trader, business development personnel, and a compliance officer.  The Trustees noted that the adviser had a new President and Chief Executive Officer, Doug Kintzinger, but was not proposing any changes to the level of services provided to the Funds.

The Trustees recalled various compliance reports had been provided by the adviser and the Trust’s CCO to the Board throughout the year.   The Board noted the CCO’s report that the adviser had continued to reduce illiquid securities as a percentage of the Income Fund’s portfolio.  They also considered the CCO’s report that litigation with the adviser’s former employees had been resolved in the adviser’s favor.  The Board noted the CCO had reviewed the adviser’s compliance policies and procedures and determined they appeared reasonably designed to prevent violation of federal securities laws by the IMS Funds.

(ii)           Fund Performance – The Board discussed each Fund’s performance and reviewed other materials provided by the adviser and the Administrator with respect to such performance.  The Trustees noted the Administrator reported for the one-, three-, and five-year periods ended February 28, 2011, the Value Fund had underperformed its peer group average and benchmark returns but overall had achieved positive absolute returns.  They also noted the Value Fund had underperformed the S&P MidCap 400 and Russell Mid-Cap Value Indices, but had outperformed its benchmark, the S&P 500 Index, for the ten-year period.  The Board noted that the Value Fund had been named a “Category King” for Midcap Value in the May 2, 2011 edition of the Wall Street Journal.

The Board noted the Dividend Growth Fund had positive performance for the past one-year period but had underperformed its peer group average and two of its benchmarks.  The Trustees noted that the Dividend Growth Fund had outperformed the Lipper Balanced Fund category for the one-year period.  They considered the adviser’s report that the Growth Fund was expected to underperform in strong market and to outperform in in weak markets.  They further considered that given the change to the Growth Fund’s investment strategy, the adviser should be given additional time to develop the Fund’s investment strategy.  The Trustees noted that the Income Fund had underperformed its peer group average and each of its benchmarks for the three- and five-year periods, but it had outperformed its peer group average for the one-year period.   The Trustees noted in the adviser’s report that the Income Fund was listed in the top 10% of its Morningstar category.

(iii)           Fee Rates and Profitability –    The Board noted that the adviser’s 1.21% fee for managing the Value Fund was higher than its peer group average, although the Value Fund’s gross expense ratio was lower than its peer group average.  They also noted that the adviser’s 1.26% fee for managing each of the Growth and Income Funds was higher than the respective Fund’s peer group average, but that the Growth Fund’s gross expense ratio was lower than its peer group average.  The Board discussed that that adviser’s typical management fee for separately managed accounts was based on a fee schedule with breakpoints ranging from 1.65% to 0.65%.  The Board noted the adviser’s report that the adviser was working to reduce expenses and to increase assets under management.

The Board next reviewed the adviser’s federal income tax return for 2010.  The Trustees noted that the adviser was profitable in 2010 and 2011 year to date with net income from the Funds’ management fees accounting for a percentage of adviser’s revenue.  They further noted that the adviser conservatively estimated more than half of its expenses were attributable to the Funds given that a greater portion of adviser’s time was spent on the Funds due to reporting, regulatory, compliance and portfolio management responsibilities.

The Trustees noted the adviser’s report that the Funds pay average commissions of approximately $0.02 per share to brokers providing research services to the adviser for the benefit of all of its advisory accounts, and that the percentage of Fund commissions paid to brokers providing research services is no more than the percentage paid by the adviser’s other clients.

(iv)           Economies of Scale – In determining the reasonableness of the advisory fees, the Board also considered whether economies of scale will be realized as the Fund grows larger, and the extent to which this is reflected in the advisory fees.  The Trustees noted the adviser, not the Fund, was paying mutual fund platform fees in an effort to increase the availability of the Funds.  The Trustees noted that adviser reported that it continued to look for ways to increase assets and decrease costs, such as those for printing and legal fees.  The Trustees also noted that it does not appear the adviser has begun to realize any significant economies of scale from managing the Funds.

After reviewing all of the foregoing, the Board determined that each IMS Fund’s advisory fees were reasonable, based on the quality of advisory services provided to the Funds, and unanimously voted to approve the Fund’s Management Agreement with IMS Capital Management.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Funds at (800) 934-5550 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES
Stephen A. Little, Chairman
Gary E. Hippenstiel
Daniel J. Condon
Ronald C. Tritschler
Nancy V. Kelly
Kenneth G.Y. Grant

OFFICERS
Brian L. Blomquist, Chief Executive Officer and President
John C. Swhear, Senior Vice President
Robert W. Silva, Chief Financial Officer and Treasurer
Lynn E. Wood, Chief Compliance Officer
Tara Pierson, Secretary

INVESTMENT ADVISOR
IMS Capital Management, Inc.
8995 S.E. Otty Road
Portland, OR 97086

DISTRIBUTOR
Foreside Distribution Services, LP
690 Taylor Rd. Ste. 150
Gahanna, OH 43230

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

CUSTODIAN
Huntington National Bank
41 South Street
Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

(a)           As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)           For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)
Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)           Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)           Accountability for adherence to the code.

(c)           Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)           Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)           Posting:  We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)           Availability:  The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)           The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert.  The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The IMS Funds:
FY 2011 FY 2010	$40,000 $40,000

(b)	Audit-Related Fees
Registrant

The IMS Funds:
FY 2011 FY 2010	$0 $0

(c)	Tax Fees
Registrant

The IMS Funds:
FY 2011 FY 2010	$7,500 $7,500

Nature of the fees:	Preparation of the 1120 RIC and Excise review

(d)	All Other Fees
Registrant

The IMS Funds:
FY 2011 FY 2010	$900 $0

Nature of the fees:	Fund Accounting system conversion testing.

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:                                              0%
Tax Fees:                                                                0%
All Other Fees:                                                      0%

(f)           During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant	Adviser
FY 2011	$ 0	$ 0
FY 2010	$ 0	$ 0

(h)           Not applicable.  The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  NOT APPLICABLE – applies to listed companies only

Item 6.  Schedule of Investments.  Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  NOT APPLICABLE – applies to closed-end funds only

Item 8.  Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  NOT APPLICABLE – applies to closed-end funds only

Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.
(a)           Based on an evaluation of the registrant’s disclosure controls and procedures as of September 8, 2011 the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)           There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a) (1)                      Code is filed herewith

(2)
Certifications  by the  registrant's  principal  executive  officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule  30a-2under the Investment  Company Act of 1940 are filed herewith.

     (3)                      Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                Unified Series Trust

By
    /s/ Brian L. Blomquist
Brian L. Blomquist, President

Date           9/8/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By
    /s/ Brian L. Blomquist
Brian L. Blomquist, President

Date           9/8/2011

By
/s/ Robert W. Silva
Robert W. Silva, Treasurer

Date           9/8/2011